Exhibit 99.1

EXECUTION VERSION

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is made and entered into as of March 1, 2015, by and among NXP Semiconductors N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of The Netherlands, registered with the Dutch Chamber of Commerce under number 34253298 and having its corporate seat (statutaire zetel) in Eindhoven (“Parent”), Freescale Holdings L.P., an exempted limited partnership organized under the laws of the Cayman Islands (the “Shareholder”), and each of the Persons listed on Annex I hereto (such Persons listed on Annex I hereto, collectively, the “Principal Sponsor Signatories”).

RECITALS

A. On March 1, 2015, Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”), Nimble Acquisition Limited, a Bermuda exempted company and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), and Parent entered into an Agreement and Plan of Merger (the “Merger Agreement”) that, among other things, provides for the merger of Merger Sub with and into the Company, with the Company being the surviving entity (the “Merger”).

B. The Shareholder and the Principal Sponsor Signatories agree to enter into this Agreement with respect to all common shares, par value $0.01 per share, of the Company (the “Company Common Shares”) (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Company Common Shares) that the Shareholder owns, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record as of the date hereof, and any additional Company Common Shares (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Company Common Shares) that the Shareholder may acquire beneficial (as defined in Rule 13d-3 under the Exchange Act) or record ownership of after the date hereof (collectively, the “Covered Shares”).

C. As of the date hereof, the Shareholder is the beneficial or legal owner of record, and has either sole or shared voting power over, 205,671,483 Covered Shares.

D. Parent, Merger Sub and the Company desire that the Shareholder agree, and the Shareholder is willing to agree, on the terms and conditions and subject to the limitations set forth herein, not to Transfer (as defined below) any of the Covered Shares, and to vote all of the Covered Shares in a manner so as to approve the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1.

“Company Common Warrant” means the warrants exercisable for Company Common Shares issued pursuant to the Warrant Agreement, dated as of December 1, 2006, by and between the Company (f/k/a Freescale Holdings (Bermuda) I, Ltd.) and the Shareholder.

“Controlling Sponsors” shall mean the Persons listed on Annex II hereto.

“Expiration Time” shall mean the earliest to occur of (a) the closing of the Merger in accordance with the terms of the Merger Agreement and (b) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof.

“Investors Agreement” shall mean the Amended and Restated Investors Agreement, dated June 1, 2011, by and among the Company (f/k/a Freescale Semiconductor Holdings I, Ltd.), the Shareholder and the other parties thereto.

“Registration Rights Agreement” shall mean the Amended and Restated Registration Rights Agreement, dated June 1, 2011, by and among the Company (f/k/a Freescale Semiconductor Holdings I, Ltd.), the Shareholder and the other parties thereto.

“Shareholders’ Agreement” shall mean the Amended and Restated Shareholders’ Agreement of the Company, dated June 1, 2011, by and among the Company (f/k/a Freescale Semiconductor Holdings I, Ltd.), the Shareholder and the other parties thereto.

“Transfer” shall mean (i) any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, entry into this Agreement or the Merger Agreement); or (ii) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy, corporate representative appointment or power of attorney (or other consent or authorization with respect to such Covered Shares), in each case, that is inconsistent with the provisions of this Agreement; or (iii) any agreement or commitment (whether or not in writing) to take any of the actions referred to in the foregoing sub-paragraphs (i) or (ii).

2. Agreement to Retain the Covered Shares.

2.1 No Transfer and Encumbrance of Covered Shares. Hereafter until the Expiration Time, the Shareholder agrees not to, and the Controlling Sponsors shall cause the Shareholder not to, Transfer any Covered Shares, other than with the prior written consent of Parent, except that, (a) following the receipt of the Company Shareholder Approval, the Shareholder may (i) Transfer the Covered Shares to any controlled Affiliate of the Shareholder or (ii) Transfer the Covered Shares to the Shareholder’s record or beneficial owners in one or more distributions in accordance with the Shareholder’s governing documents, including to the Principal Sponsor Signatories, provided that, in the case of clauses (i) and (ii), such controlled Affiliate or each Principal Sponsor Signatory, as the case may be, agrees in writing, in a joinder to this Agreement reasonably acceptable to Parent, to be bound by this Agreement to the same extent as the Shareholder; and (b) the Shareholder may net-exercise the Company Common Warrant at any time after the date hereof and prior to the Effective Time.

2.2 Update of Beneficial Ownership Information. Promptly following the written request of Parent or upon the acquisition of any Covered Shares, the Shareholder will send to Parent a written notice setting forth the number of Covered Shares beneficially owned by the Shareholder or by the controlled Affiliates or Principal Sponsor Signatories who become holders of the Covered Shares pursuant to Section 2.1, as applicable.

2.3 Unpermitted Transfers. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio.

3. Irrevocable Proxy.

3.1 Contemporaneously with the execution of this Agreement: (a) the Shareholder shall, and the Controlling Sponsors shall cause the Shareholder to, deliver to Parent a proxy, in the form attached to this Agreement as Exhibit A, which shall be treated as coupled with a security interest of the proxy holder and therefore shall be irrevocable to the fullest extent permitted by Law (at all times prior to the Expiration Time, at which Expiration Time such proxy shall be automatically revoked) with respect to the Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) and the Shareholder (x) will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and (y) hereby revokes any proxy previously granted by the Shareholder with respect to any Covered Shares; provided, however, that the foregoing shall not limit the obligations of the Shareholder under Section 4 below and shall only be effective if the Shareholder fails to be counted as present or to vote all of the Shareholder’s Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) in accordance with Section 4 below; provided, further, that upon the occurrence of a Trigger Event (as defined below), the proxy granted herein shall automatically be modified such that it only applies to the Locked Up Shares (as defined below) (as determined from time to time in connection with any Determination Date (as defined below)).

3.2 The Shareholder shall not, and the Controlling Sponsors shall cause the Shareholder not to, take any action with respect to, prior to a Trigger Event, the Covered Shares and, following a Trigger Event, the Locked Up Shares, in each case, that would reasonably be expected to restrict, limit or interfere with the performance of the Shareholder’s obligations hereunder or, subject to Section 6.3 of the Merger Agreement, the transactions contemplated hereby, including the approval of the Merger.

4. Agreement to Consent and Approve.

4.1 (a) Hereafter until the Expiration Time, subject to Section 4.1(b), the Shareholder agrees, and the Controlling Sponsors shall cause the Shareholder to ensure, (i) that at every meeting of the shareholders of the Company called with respect to any of the following matters (the date of the taking of any such action being an applicable “Determination Date”), and at every adjournment or postponement thereof, and on every action or approval of Company shareholders by written consent with respect to any of the following matters, the Shareholder shall, or shall cause the holders of record on any applicable record date to (including by delivering to the Secretary of the Company a duly executed proxy card), vote the Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) (A) in favor of (x) the approval of the Merger Agreement (and any amendment of the Merger Agreement) and the Merger and (y) any action that would reasonably be expected to be in furtherance of the foregoing, and (B) against (1) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Section 7.1 or Section 7.2 of the Merger Agreement not being satisfied, (2) any Acquisition Proposal or any action with the intention to further any Acquisition Proposal, (3) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company, and (4) any action which would reasonably be expected to materially delay, materially postpone or materially adversely affect consummation of the Merger and the other transactions contemplated by the Merger Agreement and (ii) not to exercise or seek to exercise any dissenters’ rights under section 106 of the Bermuda Companies Act 1981 (as amended) in respect of any Covered Shares in relation to the Merger. Any written consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of such consent.

(b) The obligations of the Shareholder and the Controlling Sponsors in Section 4.1(a) shall, subject to this Section 4.1(b), apply whether or not the Merger or any action above is recommended by the Board of Directors of the Company. Notwithstanding Section 4.1(a)(i), in the event of a Change of Recommendation made in compliance with the Merger Agreement in connection with a Superior Proposal (a “Trigger Event”), the obligation of the Shareholder to vote, and the Controlling Sponsors to cause the Shareholder to vote, the Covered Shares in the manner set forth in Section 4.1(a)(i) shall be modified such that:

(i) the Shareholder shall, or shall cause the holders of record on any applicable record date to (including by delivering to the Secretary of the Company a duly executed proxy card), vote 50.0% of the Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) rounded to the nearest whole share as of immediately prior to the applicable Determination Date (with respect to any applicable Determination Date, such number of Covered Shares being the applicable “Locked Up Shares”), voting together as a single class, entitled to vote in respect of such matter, as provided in Section 4.1(a)(i); and

(ii) the Shareholder shall, or shall cause the holders of record on any applicable record date to, cause a number of Covered Shares equal to the aggregate number of Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) minus the applicable aggregate number of Locked Up Shares (with respect to any applicable Determination Date, such number of Covered Shares being the applicable “Released Shares”) so entitled to vote to be voted in any manner such Shareholder chooses in its sole discretion.

(c) Promptly following the occurrence of a Trigger Event, the Shareholder and the Principal Sponsor Signatories shall deliver a written notice to Parent indicating (x) the number of

Covered Shares of the Shareholder that are included within the Locked-Up Shares as of such date and (y) the number of Covered Shares of the Shareholder that are included within the Released Shares as of such date, and such notice shall include reasonably detailed information to support the determination of such aggregate number of Locked Up Shares.

(d) Parent shall not, directly or indirectly, permit any of its Affiliates, directly or indirectly, to acquire, agree to acquire, propose or offer to acquire, or facilitate the acquisition or ownership of, or voting rights in, Company Common Shares, or securities of the Company that are convertible, exchangeable or exercisable into Company Common Shares, other than the voting rights in the Covered Shares as provided herein.

4.2 In the event that a meeting of the shareholders of the Company is held prior to the Expiration Time, the Shareholder shall, or shall cause the holders of record on any applicable record date, to appear at such meeting or otherwise cause the Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) to be counted as present thereat for the purposes of establishing a quorum (including by delivering to the Secretary of the Company a duly executed proxy card).

5. No Solicitation. The Shareholder and the Principal Sponsor Signatories agree to comply with the obligations applicable to the Company’s Representatives pursuant to Section 6.3(a) of the Merger Agreement as if they were parties thereto. Notwithstanding the foregoing sentence, solely to the extent the Company is permitted to take the actions set forth in Section 6.3(b) of the Merger Agreement, the Shareholder and the Principal Sponsor Signatories may also take such permitted actions.

6. Representations and Warranties of the Shareholder and the Principal Sponsor Signatories. The Shareholder and each of the Principal Sponsor Signatories hereby severally and not jointly represents and warrants to Parent as follows:

6.1 Due Authority. The Shareholder and such Principal Sponsor Signatory has the corporate power and capacity to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 3 hereof. The Shareholder and such Principal Sponsor Signatory is duly organized, validly existing and in good standing (where such concept is applicable) in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Shareholder’s and of such Principal Sponsor Signatory’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other corporate action on the part of the Shareholder and such Principal Sponsor Signatory is required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and such Principal Sponsor Signatory and constitutes a valid and binding obligation of the Shareholder and such Principal Sponsor Signatory enforceable against each such Person in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

6.2 Ownership of the Covered Shares. As of the date hereof, (a) the Shareholder is the beneficial or record owner of 205,671,483 Covered Shares, free and clear of any and all Liens, other than those created by (i) this Agreement, (ii) the Investors Agreement and (iii) the Shareholders’ Agreement, (b) such Covered Shares (other than the shares underlying the Company Common Warrant) are fully paid up, and (c) the Shareholder has sole voting power over all of such Covered Shares beneficially owned by the Shareholder. As of the date hereof, the Shareholder has not entered into any agreement to Transfer such Covered Shares. As of the date hereof, the Shareholder does not own, beneficially or of record, any Company Common Shares or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Company Common Shares or other voting shares of the Company) other than such Covered Shares.

6.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by the Shareholder and such Principal Sponsor Signatory does not, and the performance by such Person of the obligations under this Agreement and the compliance by such Person with any provisions hereof do not and will not: (i) conflict with or violate any Laws applicable to each such Person, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Shareholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder is bound, except, in the case of clause (ii), for any of the foregoing that, individually or in the aggregate, would not materially impair or materially adversely affect the ability of each such Person to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Shareholder and such Principal Sponsor Signatory in connection with the execution and delivery of this Agreement or the consummation by the Shareholder and such Principal Sponsor Signatory of the transactions contemplated hereby, except for filings with the SEC under the Exchange Act.

6.4 Absence of Litigation. There is no legal action pending against or, to the knowledge of the Shareholder and such Principal Sponsor Signatory, threatened against or affecting the Shareholder and such Principal Sponsor Signatory that would materially impair or materially adversely affect the ability of the Shareholder and such Principal Sponsor Signatories to perform each of its respective obligations hereunder or to consummate the transactions contemplated hereby.

7. Representations and Warranties of Parent. Parent hereby represents and warrants to the Shareholder and each of the Principal Sponsor Signatories as follows:

7.1 Due Authority. Parent has the corporate power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized and validly existing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other corporate action on the part of Parent is required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

7.2 No Conflict; Consents.

(a) The execution and delivery of this Agreement by Parent does not, and the performance by Parent of the obligations under this Agreement and the compliance by Parent with any provisions hereof do not and will not conflict with or violate any Laws applicable to Parent.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except for filings with the SEC under the Exchange Act.

7.3 Absence of Litigation. There is no legal action pending against or, to the knowledge of Parent, threatened against or affecting Parent that would materially impair or materially adversely affect the ability of Parent to perform each of its respective obligations hereunder or to consummate the transactions contemplated hereby.

8. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Time.

9. Fiduciary Duties. The covenants and agreements set forth herein shall not prevent any of the Controlling Sponsors’ designees serving on the board of directors of the Company from complying with his or her fiduciary obligations, while acting in such designee’s capacity as a director of the Company. The Shareholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Covered Shares.

10. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

11. No Legal Action. The Shareholder agrees, and the Controlling Sponsors shall cause the Shareholder to ensure, that the Shareholder will not in its capacity as a shareholder of the Company bring, commence, institute, maintain, prosecute or voluntarily aid any claim, appeal, or proceeding which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, or (ii) alleges that the execution and delivery of this Agreement by the Shareholder, or the approval of the Merger Agreement, breaches any fiduciary duty of the Company’s board of directors or any member thereof.

12. Termination of Certain Existing Arrangements. Prior to the Closing Date, the Shareholder and each of the Principal Sponsor Signatories shall take all actions necessary to terminate without payment and without any further right, obligation or liability of any Person thereunder (other than the exculpation and no recourse provisions therein) (i) the Shareholders’ Agreement, (ii) the Investors Agreement, (iii) the Registration Rights Agreement, (iv) the Company Common Warrant (unless exercised prior to the Closing Date) and (v) except for arms’ length commercial transactions and the agreements set forth on Section 6.17 of the Company Disclosure Schedule, all other written agreements between the Shareholder or any of the Principal Sponsor Signatories (or any of their respective Affiliates), on the one hand, and the Company or its Subsidiaries, on the other hand. The Shareholder and the Principal Sponsor Signatories shall provide to Parent evidence of such termination reasonably acceptable to Parent.

13. Shareholders Agreement. Prior to the Closing Date, each of the Principal Sponsor Signatories and Parent shall enter into a shareholders’ agreement in respect of Parent in the form attached as Exhibit B or Exhibit C hereto, as applicable.

14. Reliance. The Shareholder and each of the Principal Sponsor Signatories understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Shareholder’s and such Principal Sponsor Signatory’s execution and delivery of this Agreement. Parent understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Parent’s execution and delivery of this Agreement.

15. Miscellaneous.

15.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

15.2 Binding Effect and Assignment. Except as otherwise provided in Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any assignment in violation of this Section 15.2 shall be void.

15.3 Amendments and Modifications. Subject to applicable Law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement signed by each of the parties hereto.

15.4 Specific Performance; Injunctive Relief. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder will cause irreparable injury to the non-breaching parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the granting of injunctive relief by any court of competent jurisdiction to prevent breaches of this Agreement, to enforce specifically the terms and provisions hereof and to compel performance of such party’s obligations, this being in addition to any other remedy to which any party is entitled under this Agreement. The parties further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.

15.5 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 9.3 of the Merger Agreement, addressed as follows: (i) if to Parent, to the address, facsimile number or email address set forth in Section 9.3 of the Merger Agreement, (ii) if to the Shareholder, to the address, facsimile number or email address set forth below, and (iii) if to a Principal Sponsor Signatory, to the address, facsimile number or email address set forth in Annex III hereto, or, in each case, to such other address, facsimile number or email address as such party may hereafter specify for such purpose by notice to each other party hereto.

Name:	Freescale Holdings L.P.
Address:	c/o Freescale Semiconductor, Ltd.
6501 William Cannon Drive West
Austin, Texas 78735
Fax:	(602) 648-2117
Email:	Jennifer.Wuamett@freescale.com
Attention:	Jennifer Wuamett Senior Vice President, General Counsel and Secretary

with a copy to (which shall not be considered notice):

Name:	Skadden, Arps, Slate, Meagher & Flom LLP
Address:	Four Times Square
New York, New York 10036
Fax:	(212) 735-2000
Email:	Kenton.King@skadden.com
Allison.Schneirov@skadden.com
Amr.Razzak@skadden.com
Attention:	Kenton J. King Allison R. Schneirov Amr Razzak

15.6 Applicable Law; Jurisdiction of Disputes. This Agreement and all litigation, claims, actions, suits, hearings or proceedings (whether civil, criminal or administrative and whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement, any of the transactions contemplated by this Agreement or the actions of any party in the negotiation, administration, performance and enforcement hereof or thereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of any United States federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a United States federal or state court sitting in the State of Delaware; provided, that each of the parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by any United States federal court located in the State of Delaware or any Delaware state court in any other court or jurisdiction. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in this Section 15.6 in any such action or proceeding in connection with this Agreement or the transactions contemplated hereby by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 15.5. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

15.7 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.7.

15.8 Entire Agreement. This Agreement, together with the Merger Agreement, contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

15.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

15.10 Effect of Headings. Headings of the articles, sections, annexes and exhibits of this Agreement are for convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

15.11 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until this Agreement is executed and delivered by all parties hereto.

15.12 Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

15.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

15.14 No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and Persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future shareholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or Affiliates of any party hereto, or any former, current or future direct or indirect shareholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

[Signature page follows]

NXP SEMICONDUCTORS N.V.

By:	/s/ Richard Clemmer
	Name:	Richard Clemmer
	Title:	President and Chief Executive Officer

[Signature Page to Support Agreement]

FREESCALE HOLDINGS, L.P.

By:	Freescale Holdings GP, Ltd., its general partner

By:	/s/ Thomas H. Lister
	Name:	Thomas H. Lister
	Title:	Director

[Signature Page to Support Agreement]

P4 SUB L.P. 1

By:	Permira IV Managers L.P., its manager

By:	Permira IV Managers Limited, its general partner

By:	/s/ Kees Jager
	Name:	Kees Jager
	Title:	Alternate Director

[Signature Page to Support Agreement]

PERMIRA IV L.P.2

By:	Permira IV Managers L.P., its manager

By:	Permira IV Managers Limited, its general partner

By:	/s/ Kees Jager
	Name:	Kees Jager
	Title:	Alternate Director

[Signature Page to Support Agreement]

PERMIRA INVESTMENTS LIMITED

By:	Permira Nominees Limited, as nominee

By:	/s/ Kees Jager
	Name:	Kees Jager
	Title:	Alternate Director

[Signature Page to Support Agreement]

P4 CO-INVESTMENT L.P.

By:	Permira IV G.P. L.P., its manager

By:	Permira IV GP Limited, its general partner

By:	/s/ Kees Jager
	Name:	Kees Jager
	Title:	Alternate Director

[Signature Page to Support Agreement]

TPG PARTNERS IV – AIV, L.P.

By:	TPG GenPar IV-AIV, L.P., its general partner

By:	TPG Advisors IV-AIV, Inc., its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President

[Signature Page to Support Agreement]

TPG PARTNERS V – AIV, L.P.

By:	TPG GenPar V-AIV, L.P., its general partner

By:	TPG Advisors V-AIV, Inc., its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President

[Signature Page to Support Agreement]

TPG FOF V-A, L.P.

By:	TPG GenPar V, L.P., its general partner

By:	TPG GenPar V Advisors, LLC, its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President

[Signature Page to Support Agreement]

TPG FOF V-B, L.P.

By:	TPG GenPar V, L.P., its general partner

By:	TPG GenPar V Advisors, LLC, its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President

[Signature Page to Support Agreement]

CEP II PARTICIPATIONS S.A.R.L SICAR

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Manager

By:	/s/ Erica Herberg
	Name:	Erica Herberg
	Title:	Manager

[Signature Page to Support Agreement]

CARLYLE PARTNERS IV CAYMAN, L.P.

By:	TC Group IV Cayman, L.P., its general partner

By:	CP IV GP, Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

CPIV COINVESTMENT CAYMAN, L.P.

By:	TC Group IV Cayman, L.P., its general partner

By:	CP IV GP, Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

CARLYLE ASIA PARTNERS II, L.P.

By:	CAP II General Partner, L.P., its general partner

By:	CAP II, Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

CAP II CO-INVESTMENT, L.P.

By:	CAP II General Partner, L.P., its general partner

By:	CAP II, Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

CARLYLE JAPAN PARTNERS, L.P.

By:	CJP General Partner, L.P., its general partner

By:	Carlyle Japan Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

CJP CO-INVESTMENT, L.P.

By:	CJP General Partner, L.P., its general partner

By:	Carlyle Japan Ltd., its general partner

By:	/s/ David B. Pearson
	Name:	David B. Pearson
	Title:	Managing Director

[Signature Page to Support Agreement]

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BCP (CAYMAN) V-S L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-A L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BCP V CO-INVESTORS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE FIRESTONE TRANSACTION PARTICIPATION PARTNERS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

BLACKSTONE FIRESTONE PRINCIPAL TRANSACTION PARTNERS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Chinh Chu
	Name:	Chinh Chu
	Title:	Senior Managing Director

[Signature Page to Support Agreement]

ANNEX I

Principal Sponsor Signatories

CONTROLLING SPONSORS

Freescale Holdings GP, Ltd.

Blackstone Capital Partners (Cayman) V L.P.

Blackstone Capital Partners (Cayman) V-A L.P.

BCP (Cayman) V-S L.P.

Blackstone Family Investment Partnership (Cayman) V L.P.

Blackstone Family Investment Partnership (Cayman) V-A L.P.

Blackstone Participation Partnership (Cayman) V L.P.

Carlyle Partners IV Cayman, L.P.

CPIV Coinvestment Cayman, L.P.

Carlyle Asia Partners II, L.P.

CAP II Co-Investment, L.P.

CEP II Participations S.a r.l. SICAR

Carlyle Japan Partners, L.P.

CJP Co-Investment, L.P.

P4 Sub L.P.1

Permira IV L.P. 2

Permira Investments Limited

P4 Co-Investment L.P.

TPG Partners IV — AIV, L.P.

TPG Partners V — AIV, L.P.

TPG FOF V-A, L.P.

TPG FOF V-B, L.P.

OTHER PRINCIPAL SPONSOR SIGNATORIES

BCP V Co-Investors (Cayman) L.P.

Blackstone Firestone Principal Transaction Partners (Cayman) L.P.

Blackstone Firestone Transaction Participation Partners (Cayman) L.P.

Annex I

ANNEX II

Controlling Sponsors

Freescale Holdings GP, Ltd.

Blackstone Capital Partners (Cayman) V L.P.

Blackstone Capital Partners (Cayman) V-A L.P.

BCP (Cayman) V-S L.P.

Blackstone Family Investment Partnership (Cayman) V L.P.

Blackstone Family Investment Partnership (Cayman) V-A L.P.

Blackstone Participation Partnership (Cayman) V L.P.

Carlyle Partners IV Cayman, L.P.

CPIV Coinvestment Cayman, L.P.

Carlyle Asia Partners II, L.P.

CAP II Co-Investment, L.P.

CEP II Participations S.a r.l. SICAR

Carlyle Japan Partners, L.P.

CJP Co-Investment, L.P.

P4 Sub L.P.1

Permira IV L.P. 2

Permira Investments Limited

P4 Co-Investment L.P.

TPG Partners IV — AIV, L.P.

TPG Partners V — AIV, L.P.

TPG FOF V-A, L.P.

TPG FOF V-B, L.P.

Annex II

EXHIBIT A

FORM OF IRREVOCABLE PROXY

Proxy

The undersigned shareholder (the “Shareholder”) of Freescale Semiconductor, Ltd., a Bermuda exempted limited liability company (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes NXP Semiconductors N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of The Netherlands, registered with the Dutch Chamber of Commerce under number 34253298 and having its corporate seat (statutaire zetel) in Eindhoven (“Parent”), as its proxy and as the corporate representative of the Shareholder, with full power of substitution and resubstitution, to the extent set forth in the fourth paragraph of this proxy with respect to all common shares, par value $0.01 per share, of the Company (the “Company Common Shares”) (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Company Common Shares or other voting shares of the Company) that the Shareholder owns, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record as of the date hereof, and any additional Company Common Shares (and any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, Company Common Shares or other voting shares of the Company) that the Shareholder may acquire beneficial (as defined in Rule 13d-3 under the Securities Exchange Act) or record ownership of after the date hereof (collectively, the “Covered Shares”); provided, however, that the Shareholder’s grant of this proxy shall only be effective if the Shareholder fails to be counted as present or to vote the Shareholder’s Covered Shares (other than the shares underlying the Company Common Warrant (as defined in the Support Agreement) prior to the exercise thereof) in accordance with Section 4 of the Support Agreement, dated as of the date hereof, among Parent, the Shareholder and the other parties thereto (the “Support Agreement”); provided, further, that this proxy shall automatically be terminated and be of no further force or effect as of the Expiration Time (as defined in the Support Agreement). This proxy may not be exercised other than for the purposes described in the Support Agreement, and subject to the limitations therein, including in Section 4.1(b) thereof.

Upon the execution of this proxy, all prior proxies given by the Shareholder with respect to any of the Covered Shares are hereby revoked, and the Shareholder agrees that no subsequent proxies will be given with respect to any of the Covered Shares that are inconsistent with the provisions of the Support Agreement.

Prior to the Expiration Time, this proxy is irrevocable, is coupled with a security interest and is granted in connection with, and as security for, the Support Agreement, and is granted in consideration of Parent having entered into the Agreement and Plan of Merger, dated as of March 1, 2015, among the Company, Nimble Acquisition Limited, a Bermuda exempted company and a wholly owned subsidiary of Parent, and Parent (the “Merger Agreement”). This proxy will automatically terminate as of the Expiration Time.

The proxy named above will be empowered, and may exercise this proxy, to act as the corporate representative of the Shareholder in respect of the Covered Shares and as proxy to vote the Covered Shares (other than the shares underlying the Company Common Warrant prior to the exercise thereof) in accordance with the terms hereof and the terms of the Support Agreement, at any time until the Expiration Time at any meeting of the shareholders of the Company (and any adjournment thereof if there are not sufficient votes for approval of the Merger Agreement on the date for which the meeting was called), however called, with respect to any of the matters identified in Section 4.1 of the Support Agreement and in connection with any written action by consent of shareholders of the Company with respect to such matters.

The Shareholder will deliver an original signed copy of this proxy (for the avoidance of doubt, in addition to the original signed copy delivered to Parent) to the Company at its registered office on the date of this document.

If any term, provision, covenant or restriction of this proxy is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this proxy shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Dated: March 1, 2015

SHAREHOLDER

Signature

Printed Name

Number of Covered Shares of the Company owned of record as of the date of this proxy:

205,671,483

EXHIBIT B

FORM OF SHAREHOLDERS’ AGREEMENT FOR BLACKSTONE ENTITIES

EXHIBIT C

FORM OF SHAREHOLDERS’ AGREEMENT FOR OTHER PRINCIPAL SPONSOR SIGNATORIES